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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

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    Date of Report (Date of earliest event reported): September 11, 2000


                          TIME WARNER TELECOM INC.
           (Exact name of registrant as specified in its charter)


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         Delaware                 [                 ]          84-1500624
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)

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                          10475 Park Meadows Drive
                            Littleton, Colorado
                                   80124
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (303) 566-1000

                           5700 S. Quebec Street
                        Greenwood Village, Colorado
                                   80111

       (Former name or former address, if changed since last report)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

     On September 11, 2000, Time Warner Telecom Inc. ("Time Warner Telecom") announced that it had entered into an Asset Purchase Agreement to acquire substantially all of the assets of GST Telecommunications, Inc. ("GST"). These assets include: local and regional fiber networks in the Western United States; network operations center in Vancouver, Washington; SS7 networks; voice and data switches; and substantially all other assets, excluding customers and certain assets in Hawaii and certain of GST's non-core businesses.

     The Asset Purchase Agreement provides for cash consideration of $640 million, plus the assumption of certain liabilities and fees, up to a total purchase price of $690 million. The closing of the transaction is subject to delivery and satisfaction with disclosure schedules, obtaining bankruptcy court and regulatory approval and certain other customary closing conditions.

     The Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated herein by reference. The press release issued by Time Warner Telecom on September 11, 2000, with respect to the transaction is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

       Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)    Pro forma financial information.

       Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

(c)    Exhibits.

       2.1    Asset Purchase Agreement.

       99.1   Press Release dated September 11, 2000 of Time Warner Telecom.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIME WARNER TELECOM INC.


Date: September 18, 2000                By: /s/ Tina Davis
                                            --------------------------------
                                            Name:  Tina Davis
                                            Title: Vice President and
                                                   Assistant General Counsel



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                               EXHIBIT INDEX


Exhibit No.              Description of the Exhibit
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2.1          Asset Purchase Agreement.

99.1         Press Release dated September 11, 2000 of Time Warner Telecom.